UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

FOSSIL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

901 S. Central Expressway
Richardson,	Texas	75080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐             Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 12, 2020, Fossil Group, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to that certain Term Credit Agreement, dated as of September 26, 2019, by and among the Company, as borrower, JPMorgan Chase Bank, N.A. as administrative agent and the lenders party thereto.
Pursuant to the terms of the Amendment, the Company, the administrative agent and the lenders party thereto (the “Term Credit Agreement Lenders”) agreed to extend the deadline for delivery of the Company’s unaudited quarterly financial statements and related deliverables for the fiscal quarter ended April 4, 2020 to the earlier of (i) July 6, 2020 and (ii) the date on which the Company is required to file (or does file) with the SEC its quarterly report on Form 10-Q for the fiscal quarter ended April 4, 2020.
The foregoing description is not complete and is qualified in its entirety by the Amendment, which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Item 8.01	Other Events.
Filing Relief -- First Quarter 2020 Quarterly Report on Form 10-Q

Due to the outbreak of, and local, state, federal and foreign governmental responses to, the COVID-19 coronavirus pandemic, the Company is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the three months ended April 4, 2020 (the “Quarterly Report”). The Company is relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) (the “Order”), regarding exemptions granted to certain public companies. The Order allows a registrant up to an additional 45 days after the original due date of certain reports required to be filed with the SEC if a registrant’s ability to file such report timely is affected due to COVID-19.

The Company’s operations and business have experienced significant disruptions due to the rapidly evolving and unprecedented conditions surrounding the COVID-19 pandemic. These disruptions include, but are not limited to, the temporary closure of our headquarters in Richardson, Texas and certain regional offices globally and the limited availability of key Company personnel who are needed to prepare the Quarterly Report due in part to suggested and mandated “stay-at-home” orders. Additionally, the Company’s management team has had to spend significant time addressing the pressing business and operational issues resulting from the COVID-19 pandemic. As a result, the Company will be relying on the 45-day grace-period provided by the Order to extend the filing deadline within which the Company is required to file its Quarterly Report. The Company expects to file its Quarterly Report no later than June 29, 2020.
Operational Update
The Company has implemented a number of cost saving measures including previously announced store closures. In addition, effective March 30, 2020, the Company implemented base salary reductions for a substantial number of its global employees, including each of its executive officers. Further, the cash fees for all non-employee directors serving on the Company’s Board of Directors were deferred for the first quarter of 2020 until the end of 2020 and the cash fees will be reduced by twenty percent for the second quarter of 2020. The Company also implemented weekly work hour reductions (e.g., from 40 hours to 32 or 24 hours) and has implemented work-reduction furloughs for certain other employees.  The Company has entered into discussions with most of its retail and corporate office landlords to modify its rent payments, receive other concessions or otherwise reduce its operating costs for these locations. The Company has also extended the payment terms with a number of its vendors and suppliers globally and is in discussions with licensors of certain third party trademarks to reduce the Company’s royalty obligations in 2020. The Company is also analyzing its eligibility for additional financing, including the Main Street Lending Program established by The Federal Reserve.
Risk Factor Update
In light of the ongoing hardships caused by the onset and continuation of the COVID-19 pandemic, the Company is also furnishing this Current Report on Form 8-K for the purpose of supplementing its risk factors as follows:
The COVID-19 pandemic has had, and may continue to have, a material adverse impact on our business, operations, liquidity, financial condition and results of operations.
In March 2020, the World Health Organization declared the worldwide COVID-19 outbreak a pandemic. The COVID-19 pandemic has negatively impacted the global economy, disrupted global supply chains, and created significant volatility and disruption of financial markets. Due to the spread of COVID-19, many countries around the world and jurisdictions in the United States have imposed quarantines, “stay-at-home” orders, and restrictions on travel and mass gatherings to slow the spread of the virus.
The health and safety of our customers and employees remain our top priority as we continue to make decisions during this rapidly evolving situation. We have taken decisive actions across our businesses to help protect our customers and employees, among others. As a measure to limit the spread of the virus, we temporarily closed substantially all of our stores globally during various times in 2020, which forced us to furlough a significant number of our employees. A number of our stores in Asia have reopened, and we plan to gradually reopen stores in Europe and North America as government restrictions are lifted. Our e-commerce businesses continue to be available to customers in most of our major markets. During this unprecedented period of uncertainty, we have in place business continuity plans involving adjustments to operational plans, inventory management, liquidity management, and reductions to our expense and capital expenditure plans. Quarantines, “stay-at-home” orders and other disruptions caused by the outbreak disrupt our design, planning, branding and administrative functions, making it more difficult for our business to recover even after we are able to reopen our stores and other facilities. Similar disruptions may also effect other organizations and persons that we collaborate with or whose services we are dependent upon, such as suppliers and manufacturers of our products in China and elsewhere. If the coronavirus outbreak situation should worsen, we may experience additional disruptions to our business including, but not limited to, the availability of raw materials, equipment, supplies, employees, or our third party business relationships. The need for our employees and business partners who remain operational to work remotely also creates greater potential for risks related to cybersecurity, confidentiality, data privacy and internal control failures.
Consumer behavior may fundamentally change as a result of COVID-19 in both the near and long term. Traffic in retail stores, including our stores, may be materially and adversely affected with more consumers relying on e-commerce. Consumer spending may also be negatively impacted by general macroeconomic conditions and consumer confidence, including the impacts of job losses and any recession, resulting from the COVID-19 pandemic. All of this could materially and adversely impact sales at our retail stores and wholesale accounts after we are able to reopen. Furthermore, we have expended and may continue to expend significant resources to strengthen our digital platforms. In addition, we may also need to re-design our supply chain to focus more on e-commerce sales and fulfillment, which could result in capital expenditures and other business disruptions..
We cannot foresee whether the outbreak of COVID-19 will be effectively contained, nor can we predict the severity and duration of its impact. As such, impacts of COVID-19 to our business are highly uncertain and we will continue to assess the financial impacts. The disruption to the global economy and to our business may lead to triggering events that may indicate that the carrying value of certain assets, including inventories, accounts receivables, long-lived assets and intangibles may not be recoverable. COVID-19 also magnifies many of the other risks to our business, operations, liquidity and financial condition, including our ability to service our debt and lease obligations and our ability to continue to comply with the maintenance covenants of our indebtedness. It may also affect the assessment under ASC 205-40 as to whether there is substantial doubt about the Company’s ability to continue as a going concern within one year after the date on which the Company’s financial statements are issued.
Safe Harbor
Certain statements contained herein that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements.  Among the factors that could cause actual results to differ materially are: the effect of worldwide economic conditions; the impact of the coronavirus; the length and severity of the coronavirus; the pace of recovery following the coronavirus; significant changes in consumer spending patterns or preferences; interruptions or delays in the supply of key components; acts of war or acts of terrorism; changes in foreign currency valuations in relation to the U.S. dollar; lower levels of consumer spending resulting from a general economic downturn or generally reduced shopping activity caused by public safety or consumer confidence concerns; the performance of our products within the prevailing retail environment; customer acceptance of both new designs and newly-introduced product lines, including risks related to the expanded launch of connected accessories; financial difficulties encountered by customers; the effects of vigorous competition in the markets in which we operate; compliance with debt covenants and other contractual provisions; risks related to the success of our restructuring programs; the termination or non-renewal of material licenses, foreign operations and manufacturing; changes in the costs of materials, labor and advertising; government regulation and tariffs; our ability to secure and protect trademarks and other intellectual property rights; and the outcome of current and possible future litigation, as well as the risks and uncertainties set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the SEC. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  Readers of this release should consider these factors in evaluating, and are cautioned not to place undue reliance on, the forward-looking statements contained herein.  The Company assumes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Document Description
10.1	Amendment No. 2 to Term Credit Agreement, dated as of May 12, 2020, by and among Fossil Group, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2020

FOSSIL GROUP, INC.

	By:	/s/ JEFFREY N. BOYER
	Name:	Jeffrey N. Boyer
	Title:	Chief Operating Officer, Chief Financial Officer and Treasurer